THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

PROSPECTUSES DATED MAY 1, 2018

NML VARIABLE ANNUITY ACCOUNT A

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (FEE-BASED)

NML VARIABLE ANNUITY ACCOUNT B

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY

FLEXIBLE PAYMENT VARIABLE ANNUITY (FEE-BASED)

NML VARIABLE ANNUITY ACCOUNT C

SUPPLEMENT TO THE PROSPECTUSES

GROUP COMBINATION ANNUITY

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (NETWORK EDITION)

This Supplement amends certain information contained in the Prospectuses referenced above and supersedes and replaces the Supplement filed on December 4, 2018.

Effective January 2, 2019, BNY Mellon Asset North America Corporation will change its name to Mellon Investments Corporation and any and all references to the sub-adviser shall refer to Mellon Investments Corporation. In the section titled, “Investment Options-Variable Options – Northwestern Mutual Series Fund, Inc.” in the Account A Flexible Payment Variable Annuity and Individual Flexible Payment Variable Annuity (Fee-Based) Prospectuses, the Account B Flexible Payment Variable Annuity and Flexible Payment Variable Annuity (Fee-Based) Prospectuses, and the Account C Group Combination Annuity Prospectus; and, in the section titled “Investment Options - Northwestern Mutual Series Fund, Inc.” in the Account C Network Edition Prospectus, the following table is amended to contain the following information for the Growth Stock Portfolio:

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	Mellon Investments Corporation

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement replaces the Supplement dated December 4, 2018.

This Supplement is dated December 7, 2018.

Please note that some systems and forms may temporarily employ the original name beyond January 2, 2019.